Exhibit 10.5
                          Stock Grant Award- __________

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                              Stock Grant Overview
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Number of shares
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Vesting                  Your shares will vest on ______.  If you die, are
                         Disabled or Retire as defined in the "Plan" prior
                         to the vesting date, vesting will not accelerate
                         but will instead occur on the dates described
                         above. You will forfeit your shares if you are no longer employed by the Company for reasons other than death, disability, retirement or Change of Control prior to the vesting date.
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Taxes                    Income taxes will be due
                         when the shares vest. At
                         that time, you will be
                         obligated to pay the
                         appropriate withholding
                         taxes by selling shares.
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Dividends                Paid quarterly during the
                         vesting period if and when
                         authorized by the Board of
                         Directors.
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Voting                   You will receive a proxy
                         beginning in ____ and have
                         the same voting rights as
                         other shareowners.
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Administrator            You will not receive any
                         stock certificates. Instead,
                         your shares will be held by
                         Wells Fargo
                         (1-877-910-5385).
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You do not need to fill out any forms or take any action at this point unless you are interested in making a special tax election to pay taxes on your stock grant immediately instead of at vesting. If you are, see the section titled "Special Tax Election" on the attached Plan Summary for details.

You will receive additional information shortly after the shares vest regarding the amount of taxes owed at vesting and number of shares (net of taxes) that will be deposited into an unrestricted dividend reinvestment account at Wells Fargo.

In the interim, if you have any questions about this program, contact your Area Total Compensation representative (outside North American) or Jeanine Allen in Battle Creek at extension 3492.